UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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UY SCUTI ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UY SCUTI ACQUISITION CORP.

39 E. Broadway, Suite 603

New York, 10002

February 27, 2026

Dear Shareholders:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of UY Scuti Acquisition Corp. (“UY Scuti,” “UYSC,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held in person at 10:00 a.m. Eastern Time, on March 19, 2026, at the offices of Becker and Poliakoff, P.A., 45 Broadway, 17th Floor, New York, NY, 10006, or at such other time, on such other date and at such other place at which the meeting may be adjourned. The accompanying proxy statement (the “Proxy Statement”) is dated February 27, 2026 and is first being mailed to shareholders of the Company on or about that date.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business UYSC will conduct at the Extraordinary General Meeting and provide information about UYSC that you should consider when you vote your shares. As more fully described in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal — To approve, by way of a special resolution that, Article 50.7 of the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until April 1, 2026 (the “Termination Date”) to complete a business combination, and may elect to extend the period to consummate a business combination up to two times, each by an additional three-month extension, for a total of up to six months to October 1, 2026, be amended and restated in its entirety in the form attached as Annex A hereto, which provides for the extension of the date by which the Company must complete a business combination up to four times from April 1, 2026 to April 1, 2027, with each extension comprised of a three-month extension period, for a total of up to twelve (12) months from the original Termination Date (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.	Proposal No. 2 — Trust Amendment Proposal — To approve, by at least fifty percent (50%) of the outstanding Ordinary Shares, an amendment to the Investment Management Trust Agreement, dated March 31, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (‘Continental”), a New York limited purpose trust company, as trustee, to permit the Company to extend the period of time to consummate a business combination from two times, each by an additional three-month period to October 1, 2026, provided that the Company’s insiders deposit $575,000 into the Trust Account for each three-month extension, to a total of four times, each by an additional three-month period (each an “Extension Period”), or twenty-four (24) months from the consummation of the Company’s initial public offering, provided that the Sponsor and/or its designees deposit the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the trust account established under the Trust Agreement for each Extension Period (the “Extension Fee”), as applicable (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”); and

3.	Proposal No. 3 — Adjournment Proposal — To approve by way of an ordinary resolution to adjourn, the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Extraordinary General Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination. As previously reported, on July 18, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Isdera Group Limited, a Cayman Islands company (“Isdera”), a company that shall become the parent company of Xinghui Automotive Technology (Hainan) Co., Ltd, a company in the business of designing automobiles in the People’s Republic of China (“Xinghui Automotive Technology”), and Xinghui Automotive Technology’s principal shareholders for a business combination.

The Company’s IPO prospectus (the “IPO Prospectus”) dated March 31, 2025 and the Charter currently provide that, the Company has until April 1, 2026 to consummate its initial business combination, provided however that if the Board anticipates that the Company may not be able to consummate its initial business combination before April 1, 2026, the Company may, by resolution of directors if requested by the sponsor of the Company, UY Scuti Investments Limited (the “Sponsor”), extend the period of time to consummate its initial business combination up to two times, each by an additional three months (for a total of up to six months to October 1, 2026), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. The Trust Agreement currently provides that the Company’s insiders deposit $575,000 into the Trust Account for each three-month extension. Accordingly, in the event that the Company does not consummate its initial business combination before April 1, 2026 or October 1, 2026 (such period of time may be referred to herein as the “Original Combination Period”) (subject in the latter case to valid three-month extensions having been made in each case), such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of making such redemption as stated in clause (ii) and any subsequent winding up of the Company’s affairs; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the Charter provide that the Company may amend the Charter, including an amendment to change the period of time within which the Company must complete its business combination by special resolution, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

The Board currently believes that there will not be sufficient time before April 1, 2026 for the Company to complete its initial business combination. Given the costs of the Company to extend up to October 1, 2026 and the time that the Company may need to complete its initial business combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal, to extend the Original Combination Period and reduce the amount of the Extension Fee in order to allow the Company to have more time and flexibility to complete a business combination. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and implemented, the Company will have until April 1, 2027 (the “Extended Combination Period”) to consummate its initial business combination, subject to the Sponsor or its affiliates or designees depositing into the Trust Account for each such Extension Period, an amount equal to the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share. However, our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our business combination.

Notwithstanding the foregoing, if the Charter Amendment Proposal and Trust Amendment Proposal are not approved and implemented and (i) the Sponsor and the Board decide not to seek a three-month extension pursuant to the current Charter, or (ii) a business combination is not completed during the Original Combination Period, UYSC will: (x) cease all operations except for the purpose of making such redemption as stated in clause (y) and any subsequent winding up of the Company’s affairs, (y) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (z) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

UYSC reserves the right to move to adjourn the Extraordinary General Meeting in the event that the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the Extraordinary General Meeting, UYSC will ask its shareholders to vote only upon the Adjournment Proposal and not upon the Charter Amendment Proposal or the Trust Amendment Proposal. Further, UYSC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Charter or the Trust Agreement and may liquidate on April 1, 2026 (or October 1, 2026, if extended).

The Board has fixed the close of business on February 19, 2026 (the “Record Date”) as the record date for determining UYSC’s shareholders entitled to receive notice of, and vote at, the Extraordinary General Meeting and any adjournment thereof. Only holders of record of ordinary shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

You are not being asked to vote on any proposed business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Termination Date.

As contemplated by the Charter, in the event that any amendment is made to the Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a business combination, the holders of Public Shares (the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares upon the approval of any such amendment to the Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). Public shareholders may elect to redeem all or a portion of their public shares in connection with Extraordinary General Meeting regardless of whether they vote for or against, or abstain from voting on the Charter Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares would cause the net tangible assets to be less than $5,000,001, and the Charter Amendment is abandoned, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public shareholders unless it consummates an initial business combination within the time period provided the Company’s current Charter.

The Company believes that such redemption rights protect the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the Original Combination Period. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Charter Amendment Proposal and the Trust Amendment Proposal at the Extraordinary General Meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment will decrease the amount in our Trust Account.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

We estimate, based on the value of Trust Account as of the Record Date, that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.35 per share, subject to the actual value of the Trust Account at the time of the redemption, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of the public shares, par value $0.0001 per share, of the Company (the “Public Shares”) on the Nasdaq Capital Market (“Nasdaq”) on the Record Date was $10.30. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.05 more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). UYSC cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

In their consideration of the Charter Amendment Proposal and Trust Amendment Proposal, the Company’s shareholders should be aware that if the Charter Amendment Proposal and Trust Amendment Proposal are approved (and not abandoned), the Company will incur additional expenses in seeking to complete an initial business combination, in addition to the payment of extension fees.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, par value $0.0001 per share, of the Company, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

The Trust Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Extraordinary General Meeting.

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal will allow the Company to have more time and flexibility to complete the initial business combination and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

UYSC’s Sponsor, directors and officers have interests in the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and units consisting of Ordinary Shares and rights sold to the Sponsor in a private placement that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of UYSC — Interests of the Initial Shareholders” in the accompanying Proxy Statement.

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Extraordinary General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Extraordinary General Meeting.

The presence, in person or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to return your proxy card and do not vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Extraordinary General Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE AMENDMENT REDEMPTION, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON MARCH 17, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND （3）TENDER YOUR PUBLIC SHARES TO UYSC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

Enclosed is the Notice of Extraordinary General Meeting and accompanying proxy statement containing detailed information about the Extraordinary General Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, UYSC urges you to read this material carefully and vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on March 19, 2026: This notice of meeting and the accompanying Proxy Statement are being made available on or about February 27, 2026, at https://www.cstproxy.com/uyscutiacquisition/2026/.

By Order of the Board of Directors of
UY SCUTI ACQUISITION CORP.

/s/ Jialuan Ma
Jialuan Ma Chief Executive Officer

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UY SCUTI ACQUISITION CORP.

39 E Broadway, Suite 603
New York, NY 10002
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF UY SCUTI ACQUISITION CORP.

TO BE HELD ON MARCH 19, 2026

Dear Shareholders:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of UY Scuti Acquisition Corp. (“UY Scuti,” “UYSC,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time, on March 19, 2026, at the offices of Becker and Poliakoff, P.A., at 45 Broadway, 17th Floor, New York, NY, 10006, or at such other time, on such other date and at such other place at which the meeting may be adjourned. The accompanying proxy statement (the “Proxy Statement”) is dated February 27, 2026 and is first being mailed to shareholders of the Company on or about that date.

You are cordially invited to attend the Extraordinary General Meeting that will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal — To approve, by way of a special resolution that, Article 50.7 of the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until April 1, 2026 to complete a business combination, and may elect to extend the period to consummate a business combination up to two times, each by an additional three-month extension, for a total of up to six months to October 1, 2026, be amended and restated in its entirety in the form attached as Annex A hereto, which provides for the extension of the date by which the Company must complete a business combination up to four times from April 1, 2026 to April 1, 2027, with each extension comprised of a three-month extension period, for a total of up to twelve (12) months from the original Termination Date (the “Extended Termination Date”) (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.	Proposal No. 2 — Trust Amendment Proposal — To approve, by at least fifty percent (50%) of the outstanding Ordinary Shares, an amendment to the Investment Management Trust Agreement, dated March 31, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), a New York limited purpose trust company, as trustee, to permit the Company to extend the period of time to consummate a business combination from two times, each by an additional three-month period to October 1, 2026, provided that the Company’s insiders deposit $575,000 into the Trust Account for each three-month extension to a total of four times, each by an additional three-month period (each an “Extension Period”), or twenty-four (24) months from the consummation of the Company’s initial public offering, provided that the Sponsor and/or its designees deposit the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the trust account established under the Trust Agreement for each Extension Period (the “Extension Fee”), as applicable (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”); and

3.	Proposal No. 3 — Adjournment Proposal — To approve by way of an ordinary resolution to adjourn, the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Extraordinary General Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination. On July 18, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Isdera Group Limited, a Cayman Islands company (“Isdera”), a company that shall become the parent company of Xinghui Automotive Technology (Hainan) Co., Ltd, a company in the business of designing automobiles in the People’s Republic of China (“Xinghui Automotive Technology”), and Xinghui Automotive Technology’s principal shareholders for a business combination.

The Company’s IPO prospectus (the “IPO Prospectus”) dated March 31, 2025 and the Charter currently provides that, the Company has until April 1, 2026 to consummate its initial business combination, provided however that if the Board anticipates that the Company may not be able to consummate its initial business combination before April 1, 2026, the Company may, by resolution of directors if requested by the sponsor of the Company, UY Scuti Investments Limited (the “Sponsor”), extend the period of time to consummate its initial business combination up to two times, each by an additional three months (for a total of up to six months to October 1, 2026), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. The Trust Agreement currently provides that the Company’s insiders deposit $575,000 into the Trust Account for each three-month extension. Accordingly, in the event that the Company does not consummate its initial business combination before April 1, 2026 or October 1, 2026 (subject in the latter case to valid three three-month extensions having been made in each case), such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of making such redemption as stated in clause (ii) and any subsequent winding up of the Company’s affairs; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the Charter provide that the Company may amend the Charter, including an amendment to change the period of time within which the Company must complete its business combination by special resolution, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

The Board currently believes that there will not be sufficient time before April 1, 2026 for the Company to complete its initial business combination. Given the costs of the Company to extend up to October 1, 2026 and the time that the Company may need to complete its initial business combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal, to extend the Original Combination Period and reduce the amount of the Extension Fee in order to allow the Company to have more time and flexibility to complete a business combination. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and implemented, the Company will have until April 1, 2027 to consummate its initial business combination, subject to the Sponsor or its affiliates or designees depositing into the Trust Account for each such Extension Period, an amount equal to the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share. Given UYSC’s commitment of time, efforts and financial resources to date with respect to identifying a business combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective business combination. However, even if the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, there is no assurance that UYSC will be able to consummate a business combination within the Extended Combination Period, given the actions that must occur prior to closing of a business combination. Further, our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our business combination.

Notwithstanding the foregoing, if  the Charter Amendment Proposal is not approved or implemented and (i) the Sponsor and the Board decide not to seek a three-month extension pursuant to the current Charter, or (ii) a business combination is not completed during the Original Combination Period, UYSC will: (x) cease all operations except for the purpose of making such redemption as stated in clause (y) and any subsequent winding up of the Company’s affairs, (y) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (z) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

UYSC reserves the right to move to adjourn the Extraordinary General Meeting in the event that the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the Extraordinary General Meeting, UYSC will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. Further, UYSC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Charter or the Trust Agreement and may liquidate on April 1, 2026 (or October 1, 2026, if extended).

The Board has fixed the close of business on February 19, 2026 (the “Record Date”) as the record date for determining UYSC’s shareholders entitled to receive notice of, and vote at, the Extraordinary General Meeting and any adjournment thereof. Only holders of record of ordinary shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

You are not being asked to vote on any proposed business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

As contemplated by the Charter, in the event that any amendment is made to the Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a business combination, the holders of Public Shares (the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares upon the approval of any such amendment to the Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). Public shareholders may elect to redeem all or a portion of their public shares in connection with Extraordinary General Meeting regardless of whether they vote for or against, or abstain from voting on, the Charter Amendment Proposal. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the Record Date. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Charter Amendment is abandoned, the Company will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such Trust Account to the public shareholders unless it consummates an initial business combination within the time period provided the Company’s current Charter.

The Company believes that such redemption rights protect the Company’s public shareholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition within the Original Combination Period. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST,” or abstain from voting on, the Charter Amendment Proposal and the Trust Amendment Proposal at the Extraordinary General Meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Charter and the limitations contained in related agreements. Each redemption of shares by our public shareholders in connection with the Charter Amendment will decrease the amount in our Trust Account.

Notwithstanding the foregoing, pursuant to our Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $10.35 (which is expected to be the same approximate price per Public Share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $59,501,114.92 as of the Record Date (including interest not previously released to UYSC to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Capital Market (“Nasdaq”) on the Record Date was $$10.30. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.05 more per share than if the Public Shares were sold in the open market. UYSC cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. UYSC believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if UYSC does not complete a Business Combination on or before the date contemplated by its current Charter.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE CHARTER AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE CHARTER AMENDMENT PROPOSAL. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE AMENDMENT REDEMPTION, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON MARCH 17, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND （3）TENDER YOUR PUBLIC SHARES TO UYSC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, par value $0.0001 per share, of the Company, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

The Trust Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the then outstanding Ordinary Shares pursuant to the Trust Agreement.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Extraordinary General Meeting.

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal will allow the Company to have more time and flexibility to complete the initial business combination and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

UYSC’s Sponsor, directors and officers have interests in the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and units consisting of Ordinary Shares and rights sold to the Sponsor in a private placement that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of UYSC — Interests of the Initial Shareholders” in the accompanying Proxy Statement.

Record holders of Ordinary Shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 7,658,348 issued and outstanding Ordinary Shares. Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Extraordinary General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Extraordinary General Meeting.

The presence, in person or by proxy, at the Extraordinary General Meeting of the holders of a majority of the Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to return your proxy card and do not vote in person or by proxy at the Extraordinary General Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Extraordinary General Meeting.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, UYSC urges you to read this material carefully and vote your shares.

This notice of meeting and the accompanying Proxy Statement are being made available on or about February 27, 2026, at https://www.cstproxy.com/uyscutiacquisition/2026/ and are being mailed to shareholders on or about that date.

By Order of the Board of Directors of
UY SCUTI ACQUISITION CORP.

/s/ Jialuan Ma
Jialuan Ma Chief Executive Officer

i

UY SCUTI ACQUISITION CORP.

39 E Broadway, Suite 603
New York, NY 10002

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF UY SCUTI ACQUISITION CORP.

TO BE HELD ON MARCH 19, 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of UY SCUTI ACQUISITION CORP. with respect to, among other things, UYSC’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect UYSC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. UYSC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	UYSC’s ability to complete a business combination;

●	the market price and liquidity of the Ordinary Shares; and

●	the per-share redemption price.

While forward-looking statements reflect UYSC’s good faith beliefs, they are not guarantees of future performance. UYSC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause UYSC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in UYSC’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025 and in UYSC’s annual report on Form 10-K as filed with the SEC on July 11, 2025, and in other reports filed by UYSC with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to UYSC (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Extraordinary General Meeting and the proposals to be presented at the Extraordinary General Meeting. The following questions and answers do not include all the information that is important to UYSC shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Extraordinary General Meeting and the voting procedures for the Extraordinary General Meeting, which will be held on March 19, 2026, at 10:00 a.m., Eastern Time. The Extraordinary General Meeting will be held at the offices of Becker and Poliakoff, P.A. (“Becker”) located at 45 Broadway, 17th Floor, New York, NY 10006, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q:	Why am I receiving this proxy statement?

A:	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”), for use at the Extraordinary General Meeting, which will be held on March 19, 2026, at 10:00 a.m., Eastern Time. The Extraordinary General Meeting will be held at the offices of Becker located at 45 Broadway, 17th Floor, New York, NY 10006, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General meeting.

UYSC is a blank check company incorporated as a Cayman Islands exempted company on January 18, 2024. UYSC was incorporated for the purpose of effecting merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Following the closing of the IPO on April 1, 2025, and the full exercise of the underwriters’ over-allotment option, and the respective concurrent sales of private units to our Sponsor (the “Private Units”), an aggregate amount of $57,500,000 of gross proceeds was placed in the Trust Account.

The current Charter and the Trust Agreement provide that the Company must complete its initial business combination by April 1, 2026, provided however that the Company may extend such deadline up to two times, each by an additional three months (for a total of up to six months until October 1, 2026), by depositing into the trust account established for the benefit of the holders of Public Shares the amount of $575,000 for each three-month extension period. Accordingly, in the event that the Company does not consummate its initial business combination by April 1, 2026 (or up to October 1, 2026, if extended), such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of making such redemption as stated in clause (ii) and any subsequent winding up of the Company’s affairs; (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares.

On July 18, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Isdera Group Limited, a Cayman Islands company (“Isdera”), a company that shall become the parent company of Xinghui Automotive Technology (Hainan) Co., Ltd, a company in the business of designing automobiles in the People’s Republic of China (“Xinghui Automotive Technology”), and Xinghui Automotive Technology’s principal shareholders for a business combination.

The Board currently believes that there will not be sufficient time before April 1, 2026 for the Company to complete its initial business combination. Given the costs for extensions beyond April 1, 2026 and the time the Company may need to compete its initial business combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal, pursuant to which, once approved and implemented, the Company will have until April 1, 2027 to consummate its initial business combination, if the Company, by resolution of directors if requested by the Sponsor, extends the period of time to consummate its initial business combination up to four times, each by an additional three months, by depositing, every three months, the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share, into the Trust Account. Given UYSC’s commitment of time, efforts and financial resources to date with respect to identifying a business combination target, the Board believes that circumstances warrant providing shareholders with additional time and opportunity to consider a prospective business combination.

Q:	When and where will the Extraordinary General Meeting be held?

A:	The Extraordinary General Meeting will be held on March 19, 2026, at 10:00 a.m., Eastern Time, at the offices of Becker located at 45 Broadway, 17th Floor, New York, NY 10006, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Extraordinary General Meeting in person.

Q:	How do I vote?

A:	If you were a holder of record of Ordinary Shares on the close of business on February 19, 2026, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals in person or by proxy at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting in Person. If you are a holder of record of Ordinary Shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted.

Voting by Mail. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. Votes submitted by mail must be received by 11:59 p.m., New York Time, on March 18, 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

If your shares of Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, if you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A:	UYSC shareholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal — To approve, by way of a special resolution that, Article 50.7 of the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until April 1, 2026 (the “Termination Date”) to complete a business combination, and may elect to extend the period to consummate a business combination up to two times, each by an additional three-month extension, for a total of up to six months to October 1, 2026, be amended and restated in its entirety in the form attached as Annex A hereto, which provides for the extension of the date by which the Company must complete a business combination up to four times from April 1, 2026 to April 1, 2027, with each extension comprised of a three-month extension period, for a total of up to twelve (12) months from the original Termination Date (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.	Proposal No. 2 — Trust Amendment Proposal — To approve, by at least fifty percent (50%) of the outstanding Ordinary Shares, an amendment to the Investment Management Trust Agreement, dated March 31, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), a New York limited purpose trust company, as trustee, to permit the Company to extend the period of time to consummate a business combination from two times, each by an additional three-month period to October 1, 2026, provided that the Company’s insiders deposit $575,000 into the Trust Account for each three-month extension, to a total of four times, each by an additional three-month period (each an “Extension Period”), or twenty-four (24) months from the consummation of the Company’s initial public offering, provided that the Sponsor and/or its designees deposit the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the trust account established under the Trust Agreement for each Extension Period (the “Extension Fee”), as applicable (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”); and

3.	Proposal No. 3 — Adjournment Proposal — To approve by way of an ordinary resolution to adjourn, the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Extraordinary General Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

After careful consideration, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of UYSC and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The existence of financial and personal interests of our directors and officer may result in conflicts of interest, including a conflict between what may be in the best interests of UYSC and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and UYSC’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and UYSC’s Officers and Directors,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Are the proposals conditioned on one another?

A:	Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated votes at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, UYSC may move to adjourn the Extraordinary General Meeting to such later date or dates to permit further solicitation and vote of proxies. UYSC also reserves the right to move to adjourn the Extraordinary General Meeting in the event that the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Extraordinary General Meeting UYSC will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Extraordinary General Meeting, the Adjournment Proposal will not be presented.

Q:	Why is UYSC proposing the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:	The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal, and if necessary, the Adjournment Proposal, is to allow the Company to have more time and flexibility to complete its initial business combination. Additionally, the purpose of the Charter Amendment Proposal, the Trust Proposal, and if necessary, the Adjournment Proposal, is to simultaneously (i) provide those UYSC shareholders who do not wish to extend the Original Combination Period with the opportunity to exercise their redemption rights earlier than they would if UYSC liquidated in accordance with the current terms of the Charter and (ii) allow those UYSC shareholders who wish for UYSC to continue its efforts to close its initial business combination to remain shareholders.

The existing Charter currently provides that UYSC has until April 1, 2026 to consummate its initial business combination, provided however that if the Board anticipates that the Company may not be able to consummate its initial business combination before April 1, 2026, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate its initial business combination up to two times, each by an additional three months (for a total of up to six months to October 1, 2026), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. The Trust Agreement currently provides that the Company’s insiders deposit $575,000 into the Trust Account for each three-month extension. Currently, if UYSC does not complete an initial business combination by April 1, 2026, unless further extended to October 1, 2026, it will (i) cease all operations, except for the purpose of making such redemption as stated in clause (ii) and any subsequent winding up of the Company’s affairs; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of UYSC’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to UYSC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. If the Charter Amendment Proposal is approved and implemented, Article 50.7 of the Charter will be amended and restated to provide that if the directors of the Company anticipate that it may not be able to consummate a business combination within 12 months from the consummation of the IPO, the Company may, by resolution of directors, extend the period of time to consummate a business combination up to four (4) times, each by an additional three months (for a total of up to 24 months from the consummation of its IPO to complete a Business Combination, the “Extended Combination Period”), subject to the Sponsor (or its designees or affiliates) depositing additional funds into the Trust Account in accordance with the terms as set out in the trust agreement governing the Trust Account.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by UYSC in limited circumstances, including either in connection with the closing of an initial business combination or UYSC’s inability to effect an initial business combination within a period of 12 months from the closing of its IPO or up to 18 months from the closing of its IPO, provided that the Company has deposited $575,000 into the Trust Account for each three-month extension period. If the Trust Amendment Proposal is approved, the relevant provisions of the Trust Agreement will be amended to provide that Continental shall commence liquidation of the Trust Account promptly after its receipt of the applicable instruction letter delivered by UYSC in connection with either a closing of an initial business combination or UYSC’s inability to effect an initial business combination by April 1, 2026 or if extended for up to four (4) three-month extension periods (each, an “Extension Period”) to April 1, 2027, provided that the Sponsor or its designees deposit, for each three month Extension Period, the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account for each Extension Period).

The Board believes that the approval of the Charter Amendment Proposal and the Trust Amendment Proposal will provide the Sponsor with an incentive to make the extension payments necessary to extend the time period within which the Company must complete a business combination to the end of the Extended Combination Period. Given UYSC’s commitment of time, efforts and financial resources to date with respect to identifying a business combination target, the Board believes that circumstances warrant providing Public Shareholders with additional time and opportunity to consider a business combination. Accordingly, the Board believes that the Charter Amendment Proposal and the Trust Amendment Proposal are necessary to be able to consummate an initial business combination.

In the event that the Company does not consummate its initial business combination within the Extended Combination Period, such failure shall trigger an automatic redemption of the public shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of making such redemption as stated in clause (ii) and any subsequent winding up of the Company’s affairs (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and implemented, and (i) the Sponsor and the Board decide not to seek another three-month extension pursuant to the currently effective Charter, or (ii) a business combination is not completed within the Original Combination Period, UYSC will: (i) cease all operations, except for the purpose of making such redemption as stated in clause (ii) and any subsequent winding up of the Company’s affairs; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of UYSC’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to UYSC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Q:	What constitutes a quorum?

A:	A quorum of our shareholders is necessary to hold a valid meeting. The presence in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares constitutes a quorum at the Extraordinary General Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of the Sponsor and the directors and executives of UYSC (together, the “Initial Shareholders”), who own approximately 21.9% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. Because all of the proposals to be voted on at the Extraordinary General Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, hence UYSC does not expect there to be any broker non-votes at the Extraordinary General Meeting. If a quorum is not present within 15 minutes from the time appointed for the Extraordinary General Meeting to commence or if during the Extraordinary General Meeting a quorum ceases to be present, the Extraordinary General Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within 15 minutes from the time appointed for the meeting to commence, the shareholders present will constitute a quorum.

Q:	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A:	The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

Pursuant to the Trust Agreement, approval of the Trust Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the then outstanding Ordinary Shares.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated votes at the time of the Extraordinary General Meeting there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Extraordinary General Meeting or (y) if the Board determines before the Extraordinary General Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.

Q:	How will the Initial Shareholders vote?

A:	On the Record Date, the Initial Shareholders owned and were entitled to vote an aggregate of 1,678,348 Ordinary Shares, representing approximately 21.9% of UYSC’s issued and outstanding Ordinary Shares, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	The approval of the Charter Amendment Proposal and the Trust Amendment Proposal is essential to the implementation of the Board’s plan to extend the deadline to complete a business combination. Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to allow us more time and flexibility to complete the initial business combination.

The Board believes that the Original Combination Period will not provide sufficient time to complete a Business Combination and that the amount of the current extension fee may not properly incentive the Sponsor to continue to fund extensions to the end of the Extended Combination Period, and thereby provide our shareholders with the opportunity to participate in an initial business combination. Given UYSC’s commitment of time, efforts and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Charter Amendment and Trust Amendment Proposals are approved and implemented, there is no assurance that UYSC will be able to consummate a Business Combination by the end of the Extended Combination Period, given the actions that must occur prior to closing of a Business Combination. Further, our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination.

After careful consideration of all relevant factors, the Board believes that the Charter Amendment Proposal and the Trust Amendment Proposal will allow the Company to have more time and flexibility to complete the initial business combination and are in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by UYSC’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.

The Company may also move to adjourn the Extraordinary General Meeting in the event that the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Extraordinary General Meeting in person or by proxy or do attend the Extraordinary General Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved and your Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. However, the failure to vote at the Extraordinary General Meeting or an “ABSTAIN” vote will count as a vote against the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	What happens if the Charter Amendment Proposal is not approved?

A:	If, based upon the tabulated votes at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, UYSC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by UYSC’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal.

The Company currently has until April 1, 2026 to complete a business combination, or up to October 1, 2026 by depositing $575,000 for each three-month extension, for two extensions. If the Charter Amendment Proposal and Trust Amendment Proposal are not approved or implemented, and (i) the Sponsor and the Board decide not to seek another three-month extension pursuant to the currently effective Charter, or (ii) a business combination is not completed on or before April 1, 2026 (or October 1, 2026, if extended), UYSC will: (x) cease all operations, except for the purpose of making such redemption as stated in clause (ii) and any subsequent winding up of the Company’s affairs; (y) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (z) as promptly as reasonably possible following such redemption and subject to the approval of UYSC’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to UYSC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Q:	If the Charter Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

A:	If the Charter Amendment Proposal is approved, then, subject to the conditions described in the following paragraph, the amendment to UYSC’s existing Charter in substantially the form that appears in Annex A hereto will be adopted with immediate effect and UYSC will proceed to file the amendment to its existing Charter, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate a Business Combination on or before the end of the Extended Combination Period. Further, if the Trust Amendment Proposal is approved, then UYSC will amend its Trust Agreement in substantially the form that appears in Annex B hereto and will continue its efforts to consummate a Business Combination on or before the end of the Extended Combination Period. If these proposals are approved, subject to payment of the Extension Fees, the Company will have until April 1, 2027 to consummate its initial business combination. In accordance with the Charter Amendment and Trust Amendment, the Company may extend the time to complete its business combination by resolution of directors if requested by the Sponsor, up to four times, each by an additional three months (for a total of twelve months up to April 1, 2027), subject to the Sponsor depositing the Extension Fee into the Trust Account. Pursuant to the Trust Amendment Proposal, the Extension Fee for each three-month Extension Period, is the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share.

However, pursuant to its Charter, UYSC will not implement the Charter Amendment Proposal if UYSC will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal. Even if the Charter Amendment Proposal and Trust Amendment Proposal are approved, UYSC may nevertheless choose not to hold the Extraordinary General Meeting or to amend the existing Charter and may liquidate in accordance with the terms of the existing Charter.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of UYSC held by the Initial Shareholders and its affiliates.

Q:	Do I need to request that my shares be redeemed whether I vote for or against the Charter Amendment Proposal?

A:	Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, vote to “ABSTAIN”, or do not vote at all, you may elect to redeem your Public Shares. You will need to submit a redemption request for your public shares if you choose to redeem. Please see the question and corresponding answer to “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under UYSC’s Charter, UYSC is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Charter Amendment Proposal upon the approval and implementation of such proposal and UYSC will not implement the Charter Amendment Proposal if it will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., our proxy solicitor, prior to the date of the Extraordinary General Meeting or by voting in person at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:	How are votes counted?

A:	Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Shareholders who attend the Extraordinary General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Extraordinary General Meeting.

The Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least fifty percent (50%) of the then outstanding Ordinary Shares. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a simple majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Abstentions, while considered present for the purposes of establishing a quorum, (a) will not count as votes cast and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

Q:	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q:	If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:	No. If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Under the rules of various national securities exchanges, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion only on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Extraordinary General Meeting are “non-routine” matters and therefore, UYSC does not expect there to be any broker non-votes at the Extraordinary General Meeting.

If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Extraordinary General Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal?

A:	Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are in the best interests of UYSC and its shareholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal, and if presented, the Adjournment Proposal.

Q:	What interests do UYSC’s directors and officer have in the approval of the Charter Amendment Proposal?

A:	Aside from their interests as shareholders, the Initial Shareholders have interests that differ from the interests of other shareholders generally. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Initial Shareholders,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A:	No. There are no appraisal rights available to UYSC’s shareholders in connection with the Charter Amendment Proposal.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.	Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior written consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Q:	If I own Public Rights, can I exercise redemption rights with respect to my Public Rights?

A.	No. The holders of Public Rights have no redemption rights with respect to such Public Rights.

Q:	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Public Rights prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Rights. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A and Annex B, and to consider how the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a Public Shareholder and wish to exercise your right to redeem your Public Shares, you must:

(a)	(i) hold Public Shares or (ii) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(b)	submit a written request to Continental, the Transfer Agent in which you request that UYSC redeem all or a portion of your Public Shares for cash; and

(c)	tender your Public Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system. The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Amendment Redemption must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on March 17, 2026 (two business days before the Extraordinary General Meeting) in order for their shares to be redeemed.

If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Charter Amendment Proposal, any Public Shareholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $10.35 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Shareholders electing to redeem their Public Shares in the Amendment Redemption will be distributed promptly after the Extraordinary General Meeting.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with UYSC’s consent, until a vote is taken with respect to the Charter Amendment Proposal and the Trust Amendment Proposal, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

UYSC shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Charter Amendment Proposal and the Trust Amendment Proposal is approved and implemented.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent prior to 5:00 p.m., Eastern Time, on March 17, 2026 (two business days before the Extraordinary General Meeting).

If a Public Shareholder properly makes a request for redemption and the Public Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, UYSC will redeem such Public Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), calculated as of two business days prior to the Extraordinary General Meeting.

If a Public Shareholder exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Public Shares for cash and will no longer own those shares.

In addition, if the Charter Amendment Proposal is approved and implemented, and if UYSC is not able to complete an initial business combination by April 1, 2026 (or up to April 1, 2027 if extended), UYSC will be obligated to redeem all the remaining issued and outstanding Public Shares that were not redeemed at the Extraordinary General Meeting as promptly as reasonably possible but not more than ten business days thereafter, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the redemption. As of the close of business on such date, all remaining issued and outstanding Public Shares (after taking into account the redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of the remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent.

Notwithstanding the foregoing, even if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, UYSC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the existing Charter or the Trust Agreement and may liquidate in accordance with the terms of the existing Charter.

Q:	What should I do if I receive more than one set of voting materials for the Extraordinary General Meeting?

A:	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A:	UYSC will pay the cost of soliciting proxies for the Extraordinary General Meeting. UYSC has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. UYSC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. The directors, officers and employees of UYSC may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

You also may obtain additional information about UYSC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Shareholder and you intend to seek redemption of your shares, you will need to deliver your Public Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on March 17, 2026 (two business days prior to the date of the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004-1561
E-mail: proxy@continentalstock.com

BUSINESS OF UYSC AND CERTAIN INFORMATION ABOUT UYSC

We are a blank check exempted company incorporated in the Cayman Islands on January 18, 2024 with limited liability (meaning our public shareholders have no liability, as shareholders of the Company, for the liabilities of the Company over and above the amount paid for their shares) to serve as a vehicle to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more target businesses.

We presently have no revenue, have had losses since inception from incurring formation and operating costs and have had no operations other than identifying and evaluating suitable acquisition transaction candidates. We have relied upon the working capital available to us following the consummation of the IPO and the Private Placement (as defined below) to fund our operations, as well as the funds loaned by the Sponsor, our officers, directors or their affiliates.

On April 1, 2025, we consummated the IPO of 5,750,000 units (the “Units”), which included 750,000 Units issued upon the full exercise of the underwriter’s over-allotment option. Each Unit consists of one Public Share, and one right (the “Right”), each one Right entitling the holder thereof to exchange for one-fifth (1/5th) of one Public Share upon the completion of our initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $57,500,000. Simultaneously with the closing of our IPO, including the full exercise of the Over-Allotment Option, we consummated the sale of 240,848 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement to the Sponsor, generating total gross proceeds of $2,408,840, including the cancellation of $337,500 of indebtedness. Each Private Placement Unit consists of one ordinary share and one right to receive one-fifth (1/5th) of one ordinary share. The aggregate proceeds of $57,500,000 from the IPO and the Private Placement, were placed in the Trust Account.

On May 21, 2025, we announced that holders of our Units may elect to separately trade the Public Shares and Rights included in its Units, commencing on or about May 27, 2025.

Units, Public Shares, and Rights are traded on the Nasdaq Capital Market (“Nasdaq”) under the symbols “UYSC,” and “UYSCR,” respectively. Units not separated are traded on Nasdaq under the symbol “UYSCU”.

On July 18, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Isdera Group Limited, a Cayman Islands company (“Isdera”), a company that shall become the parent company of Xinghui Automotive Technology (Hainan) Co., Ltd, a company in the business of designing automobiles in the People’s Republic of China (“Xinghui Automotive Technology”), and Xinghui Automotive Technology’s principal shareholders for a business combination. The aggregate consideration to be paid to Isdera shareholders upon consummation of the transactions contemplated by the Merger Agreement is such number of newly issued Purchaser Ordinary Shares determined by dividing the net value of Isdera, which was agreed to be $1,000,000,000, by $10.00 per share.

The Company currently has until April 1, 2026 to complete an initial business combination. However, if the Company anticipates that it may not be able to consummate a Business Combination by April 1, 2026, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination two times by an additional three months each time (for a total of up to October 1, 2026 to complete a business combination). In order for the Company to extend the time available to it to consummate its initial business combination, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the trust account $575,000 (approximately $0.10 per public share) for each three-month extension, on or prior to the date of the applicable deadline, for each extension.

Our management has broad discretion with respect to the specific application of the net proceeds of IPO and the Private Placements, although substantially all of the net proceeds are intended to be applied generally towards consummating a Business Combination.

THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being provided to UYSC shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of UYSC shareholders to be held on March 19, 2026, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about February 27, 2026 to all shareholders of record of UYSC as of the close of business on February 19, 2026, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held on March 19, 2026, at 10:00 a.m., Eastern Time, at the offices of Becker located at 45 Broadway, 17th Floor, New York, NY 10006, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned

The Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, UYSC shareholders will consider and vote on the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal — To approve, by way of a special resolution that, Article 50.7 of the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”), which currently provides that the Company has until April 1, 2026 (the “Termination Date”) to complete a business combination, and may elect to extend the period to consummate a business combination up to two times, each by an additional three-month extension, for a total of up to six months to October 1, 2026, be amended and restated in its entirety in the form attached as Annex A hereto, which provides for the extension of the date by which the Company must complete a business combination up to four times from April 1, 2026 to April 1, 2027, with each extension comprised of a three-month extension period, for a total of up to twelve (12) months from the original Termination Date (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”);

2.	Proposal No. 2 — Trust Amendment Proposal — To approve, by at least fifty percent (50%) of the outstanding Ordinary Shares, an amendment to the Investment Management Trust Agreement, dated March 31, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), to permit the Company to extend the period of time to consummate a business combination from two times, each by an additional three-month period to October 1, 2026, provided that the Company’s insiders deposit $575,000 into the Trust Account for each three-month extension to a total of four times, each by an additional three-month period (each an “Extension Period”), or twenty-four (24) months from the consummation of the Company’s initial public offering, provided that the Sponsor and/or its designees deposit the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the trust account established under the Trust Agreement for each Extension Period (the “Extension Fee”), as applicable (the “Trust Amendment Proposal”) (such amendment to the Trust Amendment as set forth in Annex B is herein referred to as the “Trust Amendment”); and

3.	Proposal No. 3 — Adjournment Proposal — To approve by way of an ordinary resolution to adjourn, the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Extraordinary General Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Voting Power; Record Date

As a shareholder of UYSC, you have a right to vote on certain matters affecting UYSC. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned Ordinary Shares at the close of business on February 19, 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 7,658,348 issued and outstanding Ordinary Shares.

Recommendation of the Board

THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence in person or by proxy, or if a corporation or other non-natural person by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum at the Extraordinary General Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own approximately 21.9% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will not count as votes cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal. However, abstentions would have the effect of an “AGAINST” vote on the Trust Amendment Proposal.

If a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Extraordinary General Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Extraordinary General Meeting without your instruction.

Because all of the proposals to be voted on at the Extraordinary General Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Extraordinary General Meeting.

Vote Required for Approvals

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

Approval of the Trust Amendment Proposal requires pursuant to the Trust Agreement, the affirmative vote of at least fifty percent (50%) of the then outstanding Ordinary Shares.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Extraordinary General Meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting.

Voting Your Shares — Shareholders of Record

If you are an UYSC shareholder of record, you may vote in person, by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting in person.

You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to physically attend the Extraordinary General Meeting so that your shares will be voted if you are unable to physically attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from UYSC. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify UYSC’s Chief Executive Officer in writing before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are a UYSC shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, UYSC’s Public Shareholders may demand that UYSC redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses) (which, for illustrative purposes, was approximately $10.35 per share as of February 19, 2026, the Record Date for the Extraordinary General Meeting), calculated as of two business days prior to the Extraordinary General Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, UYSC will redeem these shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), and the holder will no longer own these shares following the redemption. However, UYSC will not implement the Charter Amendment Proposal if UYSC will not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal, after taking into account the redemption.

As a Public Shareholder, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to Continental, the Transfer Agent, in which you request that UYSC redeem all or a portion of your Public Shares for cash; and

(iii)	tender your Public Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders who intend to exercise their redemption rights in connection with the redemption must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on March 17, 2026 (two business days before the Extraordinary General Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Shares of UYSC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash in connection with the redemption. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

In connection with the approval of the Charter Amendment Proposal, any Public Shareholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $10.35 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Shareholders electing to redeem their Public Shares in the redemption will be distributed promptly after the Extraordinary General Meeting.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with UYSC’s consent, until a vote is taken with respect to the Charter Amendment Proposal and the Trust Amendment Proposal, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

UYSC shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to 5:00 p.m., Eastern Time, on March 17, 2026 (two business days before the Extraordinary General Meeting) or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, by such time. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Charter Amendment Proposal and the Trust Amendment Proposal is approved and implemented.

If a Public Shareholder properly makes a request for Amendment Redemption and the Public Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, UYSC will redeem such Public Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), calculated as of two business days prior to the Extraordinary General Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. UYSC cannot assure its shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its shareholders wish to sell their shares.

If a Public Shareholder exercises their redemption rights in connection with the redemption, then he, she or it will be exchanging his, her or its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (if any) and other redemption forms (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, and if UYSC is not able to complete an initial business combination by April 1, 2026 (or up to April 1, 2027 if extended), UYSC will be obligated to redeem all the remaining issued and outstanding Public Shares that were not redeemed at the Extraordinary General Meeting as promptly as reasonably possible but not more than ten business days thereafter, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the redemption. As of the close of business on such date, all remaining issued and outstanding Public Shares (after taking into account the redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of the remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent.

Notwithstanding the foregoing, even if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, UYSC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the existing Charter or the Trust Agreement and may liquidate in accordance with the terms of the existing Charter.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and implemented, and if and a business combination is not consummated in accordance with the existing Charter, or such later date that may be approved by UYSC shareholders, UYSC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of UYSC’s rights will expire worthless.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to UYSC’s shareholders in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Proxy Solicitation Costs

UYSC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. UYSC has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. UYSC and its directors, officer and employees may also solicit proxies in person. UYSC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

UYSC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. UYSC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to UYSC shareholders. Directors, officer and employees of UYSC who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a business combination that are different from, or in addition to, those of other shareholders generally. UYSC’s directors are aware of and will consider these interests, among other matters, in evaluating a potential business combination, in recommending to shareholders that they approve a business combination and in agreeing to vote their shares in favor of a business combination. Shareholders should take these interests into account in deciding whether to approve a business combination. These interests include, among other things:

●	If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and a business combination is not consummated by the date provided for in the existing Charter, or such later date that may be approved by UYSC shareholders, UYSC will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding UYSC Public Shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the 1,437,500 founder shares held by the Sponsor and UYSC’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.01 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $14,806,250 based upon the closing price of $10.30 per share on Nasdaq on the Record Date.

●	On April 1, 2025, the Company consummated its initial public offering of 5,000,000 units (the “Public Units”), at $10.00 per Public Unit, generating gross proceeds of $50,000,000. In connection with the IPO, the underwriters were granted a 45-day option (the “Over-Allotment Option”) to purchase up to 750,000 additional units to cover over-allotments (the “Option Units”), if any. In two separate closings of the Over-Allotment Option, the Company sold an additional 750,000 Option Units at a price of $10.00 per Option Unit and raised additional gross proceeds of $7,500,000. Simultaneously with the closing of the IPO and the Option Units, the Company completed the sale of 240,848 Private Placement Units (“Private Units”) to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $2,408,840, including the cancellation of $337,500 of indebtedness. The Private Units and Ordinary Shares underlying the Private Units will become worthless if UYSC does not consummate a business combination in accordance with the existing Charter or such later date that may be approved by UYSC shareholders in accordance with the existing Charter. Such shares had an aggregate market value of $2,480,734 based upon the closing price of $10.30 per share on Nasdaq on the Record Date.

●	The Sponsor and UYSC’s directors and officers paid significantly less for their founder shares than other Public Shareholders paid for their Public Shares purchased in the IPO or shares purchased in the open market thereafter. Even if the trading price of the Ordinary Shares were as low as $0.01 per share, the aggregate market value of the founder shares alone would be approximately equal to the initial investment in the Company by the Sponsor and UYSC’s officers and directors. As a result, if a business combination is completed, the Sponsor, and UYSC’s officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Company liquidates without completing its business combination, the Sponsor and UYSC’s officers and directors will lose their entire investment in us.

●	Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

●	The fact that in order to meet the Company’s working capital needs following the consummation of the IPO, the Sponsor may, but is not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion (the “Working Capital Loans”). Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of the Company initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of the Company’s business combination into private units at a price of $10.00 per unit. If the Company does not complete a business combination, the loans would be repaid out of funds not held in the Trust Account, and only to the extent available. On September 12, 2025, the Company issued an unsecured promissory note (the “2025 Promissory Note”) in the principal amount of up to $1,000,000 to Sponsor. As of December 31, 2025, the principal amount due and owing under the 2025 Promissory Note was $311,605. The 2025 Promissory Note bears no interest and is repayable by the Company to the Sponsor in full on the earlier of: (i) March 31, 2026 or (ii) the date of consummation of the Business Combination. At any time on or prior to the maturity date, the Sponsor may elect to convert the outstanding principal balance of the 2025 Promissory Note into units of the Company’s securities at a conversion price equal to $10.00 per unit, with each unit consisting of one ordinary share and one right to receive one-fifth of one ordinary share.

●	The fact that the Sponsor and UYSC’s officers and directors, have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a business combination or the Charter Amendment Proposal and to waive their rights to liquidating distributions from the Trust Account with respect to Ordinary Shares held by them.

●	The existing Charter contains a waiver of the corporate opportunity doctrine, and there could have been business combination targets that have been appropriate for a combination with UYSC but were not offered due to an UYSC director’s duties to another entity. UYSC does not believe that the waiver of the corporate opportunity doctrine in its existing Charter interfered with its ability to identify an acquisition target.

Additionally, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and UYSC consummates an initial business combination, the officers and directors of UYSC may have additional interests as described in the Proxy Statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

UYSC is proposing to amend its existing Charter to provide the Company with the right to extend the date by which UYSC has to consummate a business combination from April 1, 2026 (the “Termination Date”) up to four (4) times, each for an additional three-month period (each, an “Extension Period”), for a total of up to twelve (12) months from the original Termination Date (the “Extended Termination Date”) (or up to 24 months from the consummation of its IPO), to April 1, 2027, provided that for each Extension Period, the Sponsor (or its designees or affiliates) deposits additional funds into the Trust Account in accordance with the terms as set out in the trust agreement governing the Trust Account. A copy of the proposed amendment to the Second Amended and Restated Memorandum and Articles of Association of UYSC is attached to this Proxy Statement as Annex A.

UYSC is a blank check company incorporated as a Cayman Islands exempted company on January 18, 2024. UYSC was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO in April 2025, and consistent with UYSC’s business purpose, the Board and UYSC’s management commenced an active search for potential business combination targets, leveraging UYSC’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

On July 18, 2025, the Company entered into the “Merger Agreement” with Isdera Group Limited, a Cayman Islands company (“Isdera”), a company that shall become the parent company of Xinghui Automotive Technology (Hainan) Co., Ltd, a company in the business of designing automobiles in the People’s Republic of China (“Xinghui Automotive Technology”), and Xinghui Automotive Technology’s principal shareholders for a business combination.

Reasons for the Charter Amendment Proposal

The existing Charter provides that the Company must complete its initial business combination by April 1, 2026, provided however that the Company may extend such deadline up to two times, each by an additional three months (for a total of up to six (6) months until October 1, 2026), by depositing into the Trust Account the amount of $575,000 for each three-month extension. Accordingly, in the event that the Company does not consummate its initial business combination during the Original Combination Period (including the extensions up to October 1, 2026), such event shall trigger an Automatic Redemption Event and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of making such redemption as stated in clause (ii) and any subsequent winding up of the Company’s affairs (ii) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the public shares to the holders of public shares, on a pro rata basis, in cash at a per-share amount equal to the applicable per-share redemption price; and (iii) as promptly as reasonably possible, subject to the approval of our remaining Shareholders and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Cayman Companies Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of public shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their public shares. Further, the IPO Prospectus and the Charter provide that the Company may amend the Original Termination Date by amending the Charter by special resolution, provided that the holders of the public shares are provided with the opportunity to redeem their public shares upon the approval of any such amendment.

The Company’s Board of Directors has determined that it is in the best interests of UYSC to seek an amendment to its Charter to extend the time period within which it must complete a business combination to the Extended Combination Period and have UYSC’s shareholders approve the Charter Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current time period allowed by the Company’s existing Charter will not provide sufficient time to complete a business combination. Given UYSC’s commitment of time, efforts and financial resources to date with respect to a business combination, it believes circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective business combination. However, even if the Charter Amendment Proposal is approved and implemented, there is no assurance that UYSC will be able to consummate a business combination, given the actions that must occur prior to closing of a business combination.

Pursuant to the Company’s existing Charter and the Trust Agreement, we only have 12 months (or 18 months, if extended) from the closing of the IPO to complete our initial business combination. If the Charter Amendment Proposal is approved and implemented, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of four (4) three-month Extension Periods, to April 1, 2027, to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, in accordance with the terms and conditions of the Charter Amendment and Trust Amendment, depositing into the Trust Account on or prior to the date of the applicable business combination deadline the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account for each such Extension Period. Given the costs for extensions beyond April 1, 2026 and the time the Company may need to compete its initial business combination, the Board has determined that it is in the best interests of the Company’s shareholders to approve the Charter Amendment Proposal and the Trust Amendment Proposal, pursuant to which, once approved, the Company will have, subject to the deposit of the additional funds into the Trust Account, until April 1, 2027 to consummate its initial business combination.

Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our business combination. Further, pursuant to its Charter, UYSC will not implement the Charter Amendment Proposal if UYSC will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal. If we are unable to consummate our business combination during the Original Combination Period and do not extend the time to complete our business combination, we will, as described in more detail below, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account and seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Charter Amendment Proposal is essential to allowing UYSC additional time to consummate a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Charter Amendment. Notwithstanding the foregoing, even if the Charter Amendment Proposal is approved, UYSC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the existing Charter. In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated votes at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal, UYSC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by UYSC’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary General Meeting to approve the Charter Amendment Proposal.

Accordingly, if  the Charter Amendment Proposal is not approved or implemented, and (i) the Sponsor and the Board decide not to seek another three-month extension pursuant to the currently effective Charter, or (ii) a business combination is not completed on or before April 1, 2026, UYSC will: (i) cease all operations, except for the purpose of making such redemption as stated in clause (ii) and any subsequent winding up of the Company’s affairs; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of UYSC’s remaining shareholders after such redemption and the Board, liquidate and dissolve, subject in each case to UYSC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and implemented, the amendment to UYSC’s existing Charter, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and UYSC will proceed to file the amendment to the Second Amended and Restated Memorandum and Articles of Association, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Company’s amendment to the existing Charter gives the Company the right to extend the Original Combination Period up to four (4) times, each for an additional three-month period, up to April 1, 2027 (i.e., for a period of time ending up to 24 months after the consummation of its IPO), subject to the Sponsor and/or its designee depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement. UYSC will then continue to attempt to consummate a business combination until the end of the Extended Combination Period, or April 1, 2027, if extended. UYSC will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Rights will remain publicly traded during this time. However, pursuant to its Charter, UYSC will not implement the Charter Amendment Proposal if UYSC will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Amendment Proposal.

You are not being asked to vote on a business combination at the Extraordinary General Meeting. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the end of the Extended Combination Period. The vote by UYSC shareholders to approve a business combination will occur at a separate meeting of UYSC shareholders, to be held at a later date, and the solicitation of proxies from UYSC shareholders in connection with such separate meeting, and the related right of UYSC’s public shareholders to redeem in connection with such business combination, will be the subject of a separate Proxy Statement. If you want to ensure your Public Shares are redeemed in the event the Charter Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

In addition, if the Charter Amendment Proposal is approved and implemented, and if UYSC is not able to complete an initial business combination by April 1, 2026 (or up to April 1, 2027 if extended), UYSC will be obligated to redeem all the remaining issued and outstanding Public Shares that were not redeemed at the Extraordinary General Meeting as promptly as reasonably possible but not more than ten business days thereafter, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the number of the remaining issued and outstanding Public Shares after completion of the redemption. As of the close of business on such date, all remaining issued and outstanding Public Shares (after taking into account the redemption) will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of the remaining Public Shares upon presentation of their respective share certificates (if any) and other redemption forms or other delivery of their shares to the Transfer Agent.

In addition, if the Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Sponsor and other Initial Shareholders.

Redemption Rights

In connection with the Charter Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Amendment and the Trust Agreement Amendment, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote FOR or AGAINST the Charter Amendment Proposal. Notwithstanding the foregoing, even if the Charter Amendment Proposal is approved, UYSC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the existing Charter or the Trust Agreement.

On the Record Date, the redemption price per share was approximately $10.35 (which is expected to be the same approximate amount two business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $59,501,114.92 as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to UYSC (less taxes payable and up to $100,000 interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on Nasdaq on the Record Date was $10.30. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.05 more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). UYSC cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Notwithstanding the foregoing, pursuant to our existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Extraordinary General Meeting — Redemption Rights” for more information on how to exercise your redemption rights.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person, or represented by proxy, and entitled to vote thereon at the Extraordinary General Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.

The Board has unanimously approved the Charter Amendment Proposal.

Full Text of Resolution

RESOLVED, as a special resolution, that the Second Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 50.7 in its entirety and the insertion of the following language in its place:

50.7	The Company has until 12 months from the consummation of the IPO to consummate a Business Combination, provided however that if the Directors anticipate that the Company may not be able to consummate a Business Combination within 12 months from the consummation of the IPO, the Company may, by resolution of Directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to four times, each by an additional three months (for a total of up to 24 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with the terms as set out in the trust agreement governing the Trust Account. In the event that the Company does not consummate a Business Combination within 12 months from the consummation of the IPO or within up to 24 months from the consummation of the IPO (subject in the latter case to valid three month extensions having been made in each case), such failure shall trigger an automatic redemption of the Public Shares and the Company shall take all such action necessary to: (i) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares or distribute the Trust Account to the holders of the Public Shares, at a per- Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (which interest shall be net of income taxes payable, and less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued Public Shares, which redemption will constitute full and complete payment for such Public Shares and completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions or other distributions, if any), subject to any obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law, and (ii) as promptly as practicable, cease all operations except for the purpose of making such redemption and any subsequent winding up of the Company’s affairs. In the event of a redemption under this Article, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

 The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of UYSC — Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On April 1, 2025, we consummated our initial public offering of 5,750,000 Units to our Public Shareholders, including the Units issued upon the full exercise of the underwriter’s over-allotment option, and the sale of an aggregate of 240,848 Private Units to our Sponsor. As a result, an aggregate amount of gross proceeds of $57,500,000 was placed in the Trust Account with Continental acting as trustee. As of February 19, 2026, the assets held in the Trust Account were $59,501,114.92.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable termination letter delivered by UYSC in limited circumstances, including either in connection with the closing of an initial business combination or UYSC’s inability to effect an initial business combination within a period of 12 months from the closing of its IPO (or April 1, 2026) or up to 18 months from the closing of its IPO (or October 1, 2026), provided that the Company has deposited $575,000 into the Trust Account for each three-month extension period.

UYSC is proposing to amend its Trust Agreement to allow the Company to extend the period of time within which it must complete a business combination from two times, each by an additional three-month period to October 1, 2026 (subject to the deposit of $575,000 into the Trust Account for each three-month extension period), to a total of four times, each by an additional three-month period (each an “Extension Period”), or April 1, 2027, provided that the Sponsor and/or its designees deposit the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account established for each Extension Period (such payment being the “Extension Fee”). A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement as part of Annex B.

Reasons for the Trust Amendment Proposal

We are proposing to amend the Trust Agreement, in the form set forth in Annex B of this proxy statement, to extend the date on which Continental must commence liquidation of the Trust Account from April 1, 2026 (or October 1, 2026, if extended) to up to April 1, 2027, if extended, and to change the extension fee required to be deposited into the Trust Account from $575,000 for each Extension Period to an amount equal to the Extension Fee, or the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share.

The Board has determined that it is in the best interests of UYSC to seek an extension of the Original Combination Period and reduction of the current extension payment and have UYSC shareholders approve the Trust Amendment Proposal to allow for additional time to consummate a business combination. The Board believes that the Original Combination Period and amount of the required extension payment will not provide sufficient time to complete a business combination and does not properly incentivize the Sponsor to extend Original Combination Period. Further, the Board believes that the approval of the Trust Amendment Proposal will provide the Sponsor with an incentive to make the extension payments necessary to extend the time period within which the Company must complete a business combination to the end of the Extended Combination Period. Given UYSC’s commitment of time, efforts and financial resources to date with respect to identifying a business combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a business combination. Accordingly, the Board believes that the Trust Amendment Proposal is necessary in order to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of our shareholders to approve the Trust Amendment Proposal to incentivize the Sponsor to fund such Extension Fees as may be required for us to complete an initial business combination by or before April 1, 2027, which will provide our shareholders with the opportunity to participate in an initial business combination. However, even if the Trust Amendment Proposal is approved and the Trust Amendment is implemented, there is no assurance that UYSC will be able to consummate a business combination by the Extended Combination Period given the actions that must occur prior to closing of a business combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and implemented, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of four (4) Extension Periods, or to April 1, 2027, to consummate the business combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable deadline, depositing into the Trust Account the Extension Fee equal to the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share for each such Extension Period

The Trust Amendment Proposal is essential to allowing UYSC additional time to consummate a business combination. Approval of the Trust Amendment Proposal is a condition to the implementation of the Trust Agreement Amendment. Notwithstanding the foregoing, even if the Trust Amendment Proposal is approved, UYSC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Trust Agreement. In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is in the best interests of UYSC and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

The approval of the Trust Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination and reduce the amount of the Extension Fees payable. Therefore, our Board will abandon and not implement the Trust Amendment unless our shareholders approve the Trust Amendment Proposal and the other conditions to implementing the Trust Amendment are satisfied or waived. If the Trust Amendment Proposal is not approved and a business combination is not consummated during the Original Completion Period, or such later date that may be approved by UYSC shareholders, UYSC will (i) cease all operations except for the purpose of making such redemption as stated in clause (ii) and any subsequent winding up of the Company’s affairs, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If, based upon the tabulated votes at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Trust Amendment Proposal, UYSC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by UYSC’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes from the holders of Ordinary Shares at the time of the Extraordinary General Meeting to approve the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Approved

If the Trust Amendment Proposal is approved, the Company intends to continue to attempt to consummate a business combination until the end of the Extended Combination Period or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by such date and does not wish to seek an additional extension.

You are not being asked to vote on a business combination at the Extraordinary General Meeting. If the Charter Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the end of the Extended Combination Period. The vote by UYSC shareholders to approve such business combination will occur at a separate meeting of UYSC shareholders, to be held at a later date, and the solicitation of proxies from UYSC shareholders in connection with such separate meeting, and the related right of UYSC shareholders to redeem in connection with such business combination, will be the subject of a separate Proxy Statement. If you want to ensure your Public Shares are redeemed in the event the Charter Amendment Proposal and the Trust Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Vote Required for Approval

Approval of the Trust Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least fifty percent (50%) of the outstanding Ordinary Shares.

The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

Our Board will abandon and not implement the Trust Amendment unless our shareholders approve the Trust Amendment Proposal and the Charter Amendment Proposal. Notwithstanding the foregoing, even if the Trust Amendment Proposal is approved, UYSC may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Existing Charter or the Trust Agreement.

Full Text of Resolution

“It is resolved that UYSC’s investment management trust agreement, dated as of March 31, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the period of time within which it must complete a business combination from two times, each by an additional three-month period to October 1, 2026 (subject to the deposit of $575,000 into the Trust Account for each three-month extension period), to a total of four times, each by an additional three-month period (each an “Extension Period”), or April 1, 2027, provided that the Sponsor and/or its designees deposit the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account established for each Extension Period (such payment being the “Extension Fee”). A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement as part of Annex B.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

After careful consideration of all relevant factors, the Board determined that the Trust Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of UYSC — Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the other proposals in this proxy statement. If the Adjournment Proposal is not approved by our shareholders, the chairman of the meeting will not exercise his ability to adjourn the Extraordinary General Meeting to a later date (which he would otherwise have under the Charter) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the other proposals.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by UYSC’s shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of Ordinary Shares to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting or any adjournment thereof. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

Full Text of Resolution

“It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Trust Amendment Proposal.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
ADJOURNMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Initial Shareholders have interests that may be different from, or in addition to, your interests as a stockholder. For more details, see “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Initial Shareholders.”

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR REDEEMING SHAREHOLDERS

The following discussion is a summary of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) that have their Public Shares redeemed for cash pursuant to an exercise of redemption rights in connection with the Charter Amendment Proposal. This section applies only to Holders that hold their units or Public Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and public right components of the unit, and the discussion below with respect to actual Holders of Public Shares also should apply to holders of units (as the deemed owners of the underlying Public Shares ).

This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift or other U.S. non-income tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

●	our founders, sponsors, officers or directors or other holders of our Public Shares or private placement units or their affiliates;

●	banks, financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the Public Shares through such partnerships or pass-through entities;

●	U.S. expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more (by vote or value) of UYSC’s shares (except as specifically provided below);

●	persons that acquired their Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold their Public Shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

●	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Charter Amendment Proposal.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the U.S. Internal Revenue Service (the “IRS”) as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF PUBLIC SHARES AS A RESULT OF THE CHARTER AMENDMENT PROPOSAL. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REDEMPTION OF PUBLIC SHARES AS A RESULT OF THE CHARTER AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— Passive Foreign Investment Company Rules,” if a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences to a U.S. Holder of Public Shares will depend on whether the non-liquidating redemption qualifies as a sale of Public Shares under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the non-liquidating redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Sale of Public Shares.” If the non-liquidating redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Corporate Distribution.”

Whether a non-liquidating redemption of Public Shares qualifies for sale treatment under Section 302 of the Code will depend largely on the total number of shares in the Company treated as held by the redeemed U.S. Holder before and after the non-liquidating redemption relative to all of the shares of the Company outstanding both before and after the non-liquidating redemption. A non-liquidating redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the non-liquidating redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete redemption” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a non-liquidating redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares in the Company actually owned by the U.S. Holder, but also shares in the Company that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the non-liquidating redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the non-liquidating redemption and less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other Public Shares. The non-liquidating redemption of Public Shares will not be essentially equivalent to a dividend if the non-liquidating redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the non-liquidating redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then a non-liquidating redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Corporate Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares in the Company.

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption, including dispositions of the Company’s securities that occur in connection with its liquidation.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company shares may be subject to special reporting requirements with respect to a non-liquidating redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption of Public Shares Treated as a Corporate Distribution

Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” if the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “— Redemption of Public Shares,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. If the redemption is treated as a corporate distribution treated as dividend, such dividends paid to a redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “— Taxation of Redemption of Public Shares Treated as a Sale of Public Shares.”

Taxation of Redemption of Public Shares Treated as a Sale of Public Shares

Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “— Redemption of Public Shares,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the Public Shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the Public Shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because UYSC is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, UYSC believes that it likely was a PFIC for its most recent taxable year and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

For a U.S. Holder whose Public Shares are redeemed (a “Redeeming U.S. Holder”), if we are determined to be a PFIC and the Redeeming U.S. Holder did not make either a timely QEF election with respect to its Public Shares for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Public Shares or a timely “mark to market” election, in each case as described below, such Holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Public Shares during such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to UYSC is contingent upon, among other things, the provision by UYSC of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our Public Shares, and the special tax and interest charge rules do not apply to such Public Shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such Public Shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata Public Shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning Public Shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held Public Shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such Public Shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such Public Shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares, the PFIC rules discussed above will continue to apply to such Public Shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such Public Shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over the adjusted basis in its Public Shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.

A Redeeming U.S. Holder that owns (or is deemed to own) Public Shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

THE APPLICATION OF THE PFIC RULES IS EXTREMELY COMPLEX. U.S. HOLDERS WHO ARE CONSIDERING PARTICIPATING IN THE REDEMPTION AND/OR SELLING, TRANSFERRING OR OTHERWISE DISPOSING OF THEIR PUBLIC SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS CONCERNING THE APPLICATION OF THE PFIC RULES (INCLUDING WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION) IN THEIR PARTICULAR CIRCUMSTANCES.

Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our securities who or that elect to have their Public Shares of the Company redeemed for cash. As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share or public warrant who is not a U.S. Holder.

Redemption of Public Shares

A Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares generally will be treated in the same manner as a U.S. Holder for U.S. federal income tax purposes, as described above under “U.S. Holders — Redemption of Public Shares.” Non-U.S. Holders of Public Shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Taxation of Redemption as a Sale of Public Shares

If the redemption of a Non-U.S. holder’s public shares is treated as a sale, a redeeming Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

●	the gain is effectively connected with the conduct of a trade or business by the redeeming Non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

●	the redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the redeeming Non-U.S. Holder were a U.S. resident. A redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items. Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the redeeming Non-U.S. Holder, provided such Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

Taxation of Redemption as a Distribution

If the redemption of a Non-U.S. Holder’s Public Shares is treated as a distribution, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder), such dividend will generally not be subject to U.S. federal income or withholding tax. Distributions in excess of our current and accumulated earnings and profits and that exceed the redeeming Non-U.S. Holder’s adjusted tax basis in its public shares will similarly not be generally subject to U.S. federal income or withholding tax unless effectively connected with the redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder).

Dividends paid to a redeeming Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the redeeming Non-U.S. Holder), will be subject to regular U.S. federal income tax as if the redeeming Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Information Reporting and Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. THE COMPANY ONCE AGAIN URGES YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE CHARTER AMENDMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of UYSC’s Ordinary Shares as of the date of this proxy statement with respect to the beneficial ownership of shares of UYSC’s Ordinary Shares, by:

●	each person known by UYSC to be the beneficial owner of more than 5% of UYSC’s outstanding Ordinary Shares;

●	each of UYSC’s executive officers and directors that beneficially owns shares of UYSC’s Ordinary Shares; and

●	all UYSC’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 7,658,348 Ordinary Shares.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Ordinary Shares underlying the Private Placement Rights held by our Sponsor because these securities are not exercisable within 60 days of the date hereof.

Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Jialuan Ma	50,000	*
Sze Wai Lee	40,000	*
Daniel John Paul Peart	35,000	*
Shaokang Lu	35,000	*
Jiawen Zhao	35,000	*
Yan Liang	35,000	*
All directors and officers as a group (six individuals)	230,000	3.0%
UY Scuti Investments Limited(2)(3)	1,448,348	18.91%
Hudson Bay Capital Management LP(4)	450,000	5.88%
Feis Equities LLC / Lawrence M. Feis (5)	559,331	7.3%
Mizuho Financial Group, Inc. (6)	602,136	7.9%
Wolverine Asset Management, LLC (7)	502,944	6.57%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 39 E Broadway, Ste 603, New York, NY 10002.

(2)	Represents shares held by our sponsor. Our sponsor is controlled by Qunxue Yin. UY Scuti Investments Limited possess the sole voting power and sole dispositive power with respect to the 1,448,348 ordinary shares held by UY Scuti Investments Limited. Information is based solely on a report on Schedule 13D filed by UY Scuti Investments Limited on August 21, 2025. The principal business office of UY Scuti Investments Limited is 39 East Broadway, Suite 603, New York, New York, 10002.

(3)	Includes the 240,848 private placement units purchased by our sponsor simultaneously with the consummation of the initial public offering.

(4)	Represents shares directly beneficially owned by Hudson Bay Capital Management LP (“Hudson”). Hudson possess the sole voting power and sole dispositive power with respect to the 450,000 ordinary shares held by Hudson. Information is based solely on a report on Schedule 13G filed by Hudson filed on August 8, 2025. The principal business office of Hudson is located at 290 Harbor Dr., Stamford, CT 06902.

(5)	Represents shares directly beneficially owned by Feis Equities LLC (“Feis”) and Lawrence M. Feis (“Lawrence”). Feis and Lawrence possess the sole voting power and sole dispositive power with respect to the 559,331 ordinary shares held by Feis and Lawrence. Information is based solely on a report on Schedule 13G/A filed by Feis and Lawrence on February 3, 2026. The principal business office of Feis and Lawrence is located at 1740 Waukegan Road, Suite 206, Glenview, Illinois 60025.

(6)	Represent shares directly beneficially owned by Mizuho Financial Group, Inc. (“Mizuho”). Mizuho possess the sole voting power and sole dispositive power with respect to the 602,136 ordinary shares held by Mizuho. Information is based solely on a report on Schedule 13G/A filed on November 13, 2025. The business address of Mizuho is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

(7)	Represents shares beneficially owned by Wolverine Asset Management LLC (“WAM”); WAM has voting and dispositive power over 502,944 ordinary shares of the Company. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Holdings in their roles as Managers of Wolverine Holdings. Each of Wolverine Holdings, Mr. Bellick, and Mr. Gust have voting and dispositive power over 502,944 ordinary shares of the Company. Information is based solely on a report on Schedule 13G/A filed on February 3, 2026. The address for each of WAM and Wolverine Holdings is 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

HOUSEHOLDING INFORMATION

Unless UYSC has received contrary instructions, UYSC may send a single copy of this proxy statement to any household at which two or more shareholders reside if UYSC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce UYSC’s expenses. However, if shareholders prefer to receive multiple sets of UYSC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of UYSC’s disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder notify us of his or her request by calling or writing Advantage Proxy, Inc., UYSC’s proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Advantage Proxy, Inc. at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

UYSC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on UYSC at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of UYSC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact UYSC in writing at 39 E Broadway, Suite 603, New York, NY 10002.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Advantage Proxy, the proxy solicitor for UYSC, by call or write to Advantage Proxy, Inc., our proxy solicitor, at P.O. Box 13581, Des Moines, WA 98198, telephone number: (877) 870-8565, email: ksmith@advantageproxy.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Extraordinary General Meeting, or no later than March 12, 2026.

ANNEX A

FORM OF AMENDMENT TO THE

THE SECOND AMENDED AND RESTATED MEMORANDUM AND

ARTICLES OF ASSOCIATION

OF

UY SCUTI ACQUISITION CORP.

RESOLVED, as a special resolution, that the Second Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 50.7 in its entirety and the insertion of the following language in its place:

50.7	The Company has until 12 months from the consummation of the IPO to consummate a Business Combination, provided however that if the Directors anticipate that the Company may not be able to consummate a Business Combination within 12 months from the consummation of the IPO, the Company may, by resolution of Directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to four times, each by an additional three months (for a total of up to 24 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with the terms as set out in the trust agreement governing the Trust Account. In the event that the Company does not consummate a Business Combination within 12 months from the consummation of the IPO or within up to 24 months from the consummation of the IPO (subject in the latter case to valid three month extensions having been made in each case), such failure shall trigger an automatic redemption of the Public Shares and the Company shall take all such action necessary to: (i) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares or distribute the Trust Account to the holders of the Public Shares, at a per- Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (which interest shall be net of income taxes payable, and less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued Public Shares, which redemption will constitute full and complete payment for such Public Shares and completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions or other distributions, if any), subject to any obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law, and (ii) as promptly as practicable, cease all operations except for the purpose of making such redemption and any subsequent winding up of the Company’s affairs. In the event of a redemption under this Article, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

ANNEX B

PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2026, to the Original Trust Agreement (as defined below) is made by and between UY Scuti Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Original Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of March 31, 2025 (the “Trust Agreement”);

WHEREAS, the fourth paragraph on page 1 of the Trust Agreement sets forth

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on March 19, 2026 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s Second Amended and Restated Memorandum and Articles of Association, dated as of March 31, 2025 to extend the date by which the Company must consummate a business combination up to four (4) times to April 1, 2027 (the “Termination Date”), with each extension comprised of three (3) months (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (assuming a business combination has not occurred); and (ii) a proposal to amend the Trust Agreement, to permit the Company to extend the Termination Date up to four (4) times for an additional three (3) months each time to April 1, 2027 by depositing into the Trust Account an amount equal to the lesser of $180,000 or $0.033 for each outstanding Public Share not redeemed at the Extraordinary General Meeting, per each three-month Extension.

NOW THEREFORE, IT IS AGREED:

1.	The fourth paragraph of Page 1 of the Trust Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, if a Business Combination is not consummated within the initial 12 month period following the closing of the Offering, the Company’s sponsor or its affiliates may extend such period by four three-month periods, up to a maximum of 24 months in the aggregate, by depositing the lesser of (i) $180,000 or (ii) $0.033 for each outstanding Public Share into the Trust Account (as defined below) no later than the 12-month anniversary or thereafter the 15-month, 18-month or 21-month anniversary of the closing of the Offering (each, an “Applicable Deadline”) for each three-month extension (each, an “Extension”); and”

2.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes owed or payable and, in the case of Exhibit B, less up to $100,000 of interest income to pay liquidation and dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, (y) upon the date which is the later of (1) the 12 month anniversary of the closing of the Offering (the “Closing”); (2) in the event that the Company has extended the time to complete the Business Combination for up to 24 months from the Closing, but has not completed the Business Combination within the applicable time period of such Extension; or (3) any such later date as may be approved by the Company’s shareholders in accordance with the Company’s Second amended and restated memorandum and articles of association (the “Memorandum and Articles”); or (z) upon the end of a 30-day cure period after the date any additional amount of funds were required to be deposited in the Trust Account (a) for an extension of such date as provided for in this Agreement, without a shareholder vote, or (b) as a condition of any extension of such date approved by the Company’s shareholders but were not deposited; if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes owed or payable and up to $100,000 of interest income to pay liquidation and dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;”

3.	All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:	/s/
Name:
Title:

UY Scuti Acquisition Corp.

By:	/s/
Name:
Title:

Signature Page to

Amendment to Investment Management Trust Agreement

PROXY CARD

UY SCUTI ACQUISITION CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
EXTRAORDINARY GENERAL MEETING TO BE HELD ON MARCH 19, 2026

The undersigned, revoking any previous proxies relating to these shares with respect to the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated, in connection with the Extraordinary General Meeting to be held at 10:00 a.m., Eastern Time on March 19, 2026, at the offices of Becker and Poliakoff, P.A., 45 Broadway, 17th Floor, New York, NY 10006, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Jialuan Ma and Shaokang Lu, as attorneys and proxies of the undersigned, and each with full power to act without the other, with power of substitution to each, to vote all shares of the ordinary shares of UY Scuti Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. This proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the Extraordinary General Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1 — Charter Amendment Proposal: To approve, by way of a special resolution that, Article 50.7 of the Company’s Second Amended and Restated Memorandum and Articles of Association (the “Charter”) be amended and restated in its entirety in the form attached as Annex A hereto, which provides for the extension of the date by which the Company must complete a business combination up to four times from April 1, 2026 to April 1, 2027, with each extension comprised of a three-month extension period, for a total of up to twelve (12) months from the original Termination Date (the “Extended Termination Date”) (such proposal, the “Charter Amendment Proposal”) (such amendment to the Charter as set forth in Annex A is herein referred to as the “Charter Amendment”).

For	Against	Abstain
☐	☐	☐

PROPOSAL 2 — Trust Amendment Proposal — To approve, by at least fifty percent (50%) of the outstanding Ordinary Shares, an amendment to the Investment Management Trust Agreement, dated March 31, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to permit the Company to extend the period of time to consummate a business combination from two times, each by an additional three-month period to October 1, 2026, provided that the Company’s insiders deposit $575,000 into the Trust Account for each three-month extension to a total of four times, each by an additional three-month period (each an “Extension Period”), or twenty-four (24) months from the consummation of the Company’s initial public offering, provided that the Sponsor and/or its designees deposit the lesser of (i) $180,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the trust account established under the Trust Agreement for each Extension Period (the “Extension Fee”), as applicable (the “Trust Amendment Proposal”), which amendment to the Trust Amendment is set forth in Annex B to the Proxy Statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3 — Adjournment Proposal — To approve by way of an ordinary resolution to adjourn, the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”).

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you intend to attend this meeting    ☐ YES             ☐ NO

Signature of Shareholder:	______________________________
Date:	______________________________

Name shares held in (Please print):	Account Number (if any):
____________________________	____________________________

No. of Shares Entitled to Vote:	Share Certificate Number(s):
____________________________	____________________________

Note:	Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:	_________________________________________________________
_________________________________________________________

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE